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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  July 29, 1996

                               1ST UNITED BANCORP
             (Exact Name of Registrant as Specified in its Charter)

 FLORIDA                            0-20254                         65-0178023
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State or other                 (Commission File                   (IRS Employer
jurisdiction of                 Number)                           Identification
incorporation)                                                    Number)

 980 N. Federal Highway, Boca Raton, Florida          33432
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(Address of Principal Executive Offices)           (Zip Code)

        Registrant's telephone number, including area code (407) 392-4000

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ITEM 5    OTHER EVENTS

     1st United Bancorp ("Bancorp") has executed an acquisition agreement (the "Agreement") to acquire Park Bankshares, Inc. ("Park") and its wholly owned subsidiary First National Bank of Lake Park ("First National").

     The Agreement calls for Bancorp to pay to Park Bankshares up to a maximum of $8.75 million in Bancorp Common Stock. The purchase price may decrease depending on the value of Park's adjusted closing equity as defined in the Agreement. The number of Bancorp Common Shares issued will also depend on the average of the daily closing stock price of Bancorp Common Stock for the 20 days prior to closing as determined in the Agreement. If the computed average is below $8.50, then the stock will be valued at $8.50, correspondingly, if the stock price is above $11.50, then the stock will be valued at $11.50. The acquisition will be accounted for as a "pooling of interest" under generally accepted accounting principles.

     Lake Park operates out of four locations; its main office in Lake Park and a branch in each of West Palm Beach, Riviera Beach and Jupiter, Florida. At June 30, 1996, Park had net loans, deposits, assets and shareholders' equity of approximately $32.6 million, $62.1 million, $67.2 million and $4.2 million, respectively.

     The anticipated completion of the acquisition is in the fourth quarter of 1996. The Agreement is subject to regulatory and Park shareholder approval and satisfaction of other contingencies.

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ITEM 7       FINANCIAL STATEMENTS AND EXHIBITS

             (a)      Not applicable
             (b)      Not applicable
             (c)      Exhibits:                 Agreement and Plan of Merger
                                                dated July 29, 1996 between 1st
                                                United Bancorp, Park Bankshares,
                                                Inc. and First National Bank of
                                                Lake Park

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     1ST UNITED BANCORP

Date: July 29, 1996                                  By: /s/ WARREN S. ORLANDO
                                                        ------------------------
                                                         Warren S. Orlando
                                                         President & CEO

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                   DESCRIPTION                     PAGE NO.
- --------------                   -----------                     --------
         2.1               Agreement and Plan of
                           Merger dated July 29,
                           1996 between 1st United
                           Bancorp, Park Bankshares,
                           Inc. and First National
                           Bank of Lake Park

         (1) The following Exhibits and Schedules to the Agreement are not being filed with the attached copy of the Agreement.

  ITEM                                     DESCRIPTION
- -----------                                -----------
Exhibit "A"                 Form of Bank Merger Agreement
Exhibit "B"                 Park Bankshares, Inc. Balance Sheet
Exhibit "C"                 Form of Non Compete Agreement
Exhibit "D"                 Form Agreement and Proxy
Exhibit "E"                 Form of Consulting Agreement
Exhibit "F"                 Affiliates Letter
Exhibit "G"                 Park Bankshares, Inc. Form Opinion
                            Letter
Exhibit "H"                 Bancorp - Form Opinion Letter
Schedule 4(i)               Articles and Bylaws - Bancorp
Schedule 4(ii)              Articles and Bylaws - Acquisition
Schedule 4(iii)             Articles and Bylaws - 1st United

The company hereby agrees to furnish supplementally a copy of any of the foregoing Exhibits or Schedules to the Securities & Exchange Commission upon request.

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